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Just a heads up... The purpose of this website Is to provide you with Information about T-Mobile’s 2018 Annual Stockholder Meeting.Among other things, we discuss the company’s historical performance,the meeting agenda,including the management and stockholder proposals. We also explain how you can vote. Certain management videos contain footage from historicaltown halls and other events and only speak as of their dates,therefore you should refer to our most recent filings with the Securities and Exchange Commission about past or future financial or operational performance. This website is not intended to be a substitute for reading T-Mobile’s 2018 Proxy Statement, which includes information required by the Securities and Exchange Commission. We encourage you to read our proxy statement in full before you vote!

2018 Digital Proxy 48 20 25 56 Our Board–– & Governance                Our Company    Our Pay                Our Company Our Pay                 Shareholder                 Our Annual Meeting CONTACT US                 SUPPORT                T-MOBILES BUSINESS Contact information                 Support home                @Work Check order status        Device support                Internet of Things View return policy                Questions about your bill Get a rebate                Plans & services Find a store                 Activate your prepaid phone Trade in program                Refill your prepaid account                International rates ABOUT    INVESTOR RELATIONS PRESS CAREERS DEUTSCHI TELEKOM PUERTO RICO PRIVACY POLICY                INTEREST-BASED ADS PRIVACY & SECURITY RESOURECES CONSUMER INFORMATION                PUBLIC SAFETY/911 TERMS & CONDITIONS TERMS OF USE ACCESSIBLITY OPEN INTERNET                 2

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Our Board & Governance

Message from Kelvin Westbrook

GOVERNANCE FRAMEWORK

Meet the Board.

Director Video Clips

Our corporate governance framework is designed to enable accountable oversight by our Board to align the interests of T-Mobile's operations with the interests of our shareholders. We have directors appointed by our largest shareholder with sophisticated skills and experience directly related to our industry. Our Board also includes independent directors, including a lead independent director, with a range of professional experience and diverse backgrounds. This distinctive combination has created a Board that has the skills and experience to make decisions to promote the long-term interests of all shareholders.


Thomas Dannenfeldt
Srikant M. Datar
Lawrence H. Guffey
Timotheus Höttges
Bruno Jacobfeuerborn
Raphael Kübler
Thorsten Langheim
John J. Legere
ARE YOU WITH US?
G. Michael Sievert
Olaf Swantee
DIRECTOR NOMINEE
Teresa A. Taylor
Kelvin R. Westbrook

Corporate Governance

Message from David Miller

Learn more

Risk Management

Management of the Company, including the Chief Executive Officer and other executive officers, is primarily responsible for managing the risks associated with the business, operations, and financial and disclosure controls. Financial, strategic, IT, technology, operational, compliance, legal/regulatory, and reputational risks to the Company are considered by management when it conducts its quarterly enterprise-wide risk assessment and are reviewed and updated regularly in connection with the operational, financial, and business activities of the Company.

Risk Management

Ethics & Compliance

How we do things at T-Mobile is just as important as the results we deliver. Our continued success relies on earning the trust of our customers, suppliers, and business partners. We have a number of critical external policies that ensure we do business the right way.

Ethics & Compliance

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Corporate Governance

Message from David Miller

Board structure & operations
LEARN MORE →

Director attendance & compensation
LEARN MORE →

Director nomination, selection, & evaluation
LEARN MORE →

Committees

Our Board of Directors has four standing committees: audit, compensation, executive, and nominating & corporate governance. Our committees enable us to give quality time to the wide array of financial, technological, operational, managerial, environmental, intellectual, human, geo-political, social, and governance issues that matter to our long-term sustainability.


Audit
LEARN MORE →


Compensation
LEARN MORE →


Nominating and
Corporate



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← Our Board & Governance

Risk Management

Controls
Board risk oversight

Controls

Internal controls play an integral role in our success. We design controls to provide reasonable assurance that our operations are effective and efficient, that we produce accurate and reliable financial reports, and that we comply with applicable laws and regulations.

Our control environment responds to business and regulatory risks we identify and monitor.

Executive officers and operating line management, including the Chief Executive Officer, are responsible for managing the risks associated with the business, operations, and financial and disclosure controls. Financial, strategic, IT, technology, operational, compliance, legal/regulatory, and reputational risks to the Company are considered by management when it conducts its quarterly enterprise-wide risk assessment and are reviewed and updated regularly in connection with the operational, financial, and business activities of the Company.

As part of the Company's risk management framework, an Enterprise Risk and Compliance Committee has been established to oversee risk management and compliance activities and as a means of communicating risk issues to senior management. Risk Management and Compliance responsibilities are distributed throughout various functional areas of the business and the Enterprise Risk and Compliance Committee regularly reviews the Company activities in these areas. Daily oversight responsibilities over Risk Management, Internal Audit and Compliance Program activities are two independent functions led by the Senior Vice President, Internal Audit & Risk Management, and the Vice President, Chief Compliance Officer both of whom have direct reporting channels to the Audit Committee. Additionally, the Company established an Information Security and Privacy Council with support from the Senior Vice President of Digital Security who serves as the Chief Information Security Officer and the Vice President, Chief Privacy Officer to oversee the strategic governance and prioritization of the Company's information security and privacy initiatives.

You can read more about the Board's role in risk management in the "Risk Management" section of this digital proxy.

Board risk oversight

Management of the Company, including the Chief Executive Officer and other executive officers, is primarily responsible for managing the risks associated with the business, operations, and financial and disclosure controls. Management conducts a quarterly enterprise-wide risk assessment and considers financial, strategic, IT, technology, operational, compliance, legal/regulatory, and reputational risks to the Company. The results of these assessments are considered in connection with the operational, financial, and business activities of the Company.

Management Has Established an Enterprise Risk and Compliance Committee and an Information Security and Privacy Council

regularly reviews the Company's activities in these areas.

The Information Security and Privacy Council, with support from the Senior Vice President, Digital Security, who serves as the Chief Information Security Officer, and the Vice President, Chief Privacy Officer, oversees the strategic governance and prioritization of the Company's information security and privacy initiatives.

Selective Delegation of Risk Oversight to Committees

While the full Board has overall responsibility for risk oversight, the Board has delegated risk oversight responsibility for certain risks to committees of the Board. On a regular basis, reports of all committee meetings are presented to the Board and the Board periodically conducts deep dives on key enterprise risks.

Audit Committee

The Audit Committee has primary responsibility for overseeing the Company's various risk assessment and risk management policies. The Audit Committee considers and discusses policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

To assist the Audit Committee with its risk assessment function, the Senior Vice President, Internal Audit & Risk Management, who serves as the Chief Audit Executive, and the Vice President, Chief Compliance Officer have direct reporting channels to the Audit Committee, and have regular meetings with the Audit Committee and/or its members. They provide a quarterly enterprise-wide risk assessment and annual fraud and compliance risk assessments to the Audit Committee and update the Audit Committee on significant issues raised by the Enterprise Risk and Compliance Committee.

The Audit Committee reviews all risk assessments, provides feedback to executive management and shares the risk assessments with the Board. The Audit Committee also has other responsibilities with respect to the Company's internal audit and SOX Compliance program, as well as other compliance and ethics programs, as more fully set out in its charter.

Compensation Committee

The Compensation Committee has certain responsibilities with respect to the assessment of risk in connection with our compensation programs. The Compensation Committee periodically reviews with management an assessment of whether risks arising from the Company's compensation policies and practices for all employees are reasonably likely to have a material adverse effect on the Company, as well as the means by which any potential risks may be mitigated, such as through governance and oversight policies. The Company designs the compensation programs to encourage appropriate risk taking while discouraging behavior that may result in unnecessary or excessive risk. In this regard, the following elements have been incorporated in our compensation programs for executive officers:

- Use of multiple metrics in the annual incentive plan and use of two long-term incentive vehicles (time-based and performance-based) for executive officers
- Annual incentive award payouts capped at 200% of target
- Performance-based long-term incentive awards capped at 200% of target
- Emphasis on long-term and performance-based compensation
- Compensation Committee has discretion to reduce incentive awards, as appropriate
- Alignment of interests of our executive officers with the long-term interests of our stockholders through stock ownership guidelines that call for significant share ownership by our executive officers
- Formal clawback policy applicable to both cash and equity compensation
- Generally, long-term incentive awards vest ratably over three years or at the end of a three-year performance period
- No excessive perquisites for executive officers
    - Based on an assessment conducted by management consultant Willis Towers Watson, which was presented to and discussed with the Compensation Committee, management concluded that our compensation policies and practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company.

Executive Committee

The Executive Committee reviews and provides guidance to senior management regarding the Company's strategy, operating plans and operating performance. The Executive Committee also plays a key role in helping the Board perform its risk oversight function by considering strategic operating goals, opportunities and risks.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee oversees Board process and corporate governance-related risks.

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← Our Board & Governance

Ethics & Compliance

How we do things at T-Mobile is just as important as the results we deliver. Our continued success relies on earning and keeping the trust of our customers, suppliers and business partners. We have a number of critical external policies that ensure we do business the right way:

- Our Code of Business Conduct
- Our Whistleblower Protection Policy
- Our Supplier Code of Conduct
- Our Privacy Policy

Code of Business Conduct

Our Code of Business Conduct is a snapshot of the business conduct requirements we follow at T-Mobile as part of our commitment to ethical business practices and compliance with the law. But it goes far beyond what is legally required. The Code of Business Conduct ensures that we put our customers first every day, that we respect each other and our environment, that we are transparent in everything we do, and that we protect T-Mobile information and assets.

Our ethical conduct practices include the following:

- Our Audit Committee is responsible for overseeing our ethics and compliance framework
- We have a Chief Compliance Officer with a direct reporting channel to the Audit Committee
- We have a Supplier Code of Conduct, and we require third parties to extend the Supplier Code to their employees and sub-contractors
- We conduct compliance-related internal audits, investigations, and monitoring, and
- We have a robust whistleblower policy that encourages individuals to raise business conduct concerns and provides protections against any form of retaliation for speaking up

Information Security and Privacy

T-Mobile's information security and privacy operations are governed by the Information Security and Privacy Council, comprised of senior executives. The company's Senior Vice President, Digital Security, who serves as the Chief Information Security Officer, oversees the strategic governance and prioritization of the Company's information security. Security practices are led by the Digital Security Office group, and the company performs reviews and audits on the security of customer data, both internally and with suppliers. All employees participate in privacy and security training, with targeted privacy and security training available for customer service and retail staff. The Vice President, Chief Privacy Officer, is responsible for maintaining T-Mobile's privacy policies, practices and procedures.

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©2002-2018 T-MOBILE USA, INC.

Our executive officers Our People Our Community We’ve been working hard over the 5 years to disrupt the wireless industry on behalf of consumers and change wireless for good. That also means doing good in our communities and take steps to ensure we minimize our impact on the environment. We ‘re proud of our investments in building strong, vibrant local communities Our Shareholders Our results 2017: String growth year after year 8.3%                8.3% $40.6B                $30.2B TOTAL REVENUE                SRVICE REVENUE 211%                5.4% $4.5B                $11.2B NET INCOME                ADJUSTED EBITDA2 (excl.tax reform) Stock up 10.4% in 2017    pOPs                Customers $63.51                332M                 5.7M 12.29.17 $57.51 12.30.16 1 Note: Net Income of $4.5b was benefitted by approximately $2.2b from the impact of the Tax cuts and jobs Act (Tax Reform), resulting in Net Income excluding Tax Reform of approximately $2.3B. 2 Note: Adjusted EBITDA is non-GGAP financial measure. Definitions, explanations and reconciliations to the comparable GGA metric are provides in our annual report on From 10-k. CONTACTS US                SUPPORT                T-MOBILE BUSINESS Contact information                Support home                @Work Check order status                Device support                Internet of Things View return policy                Question about your bill Get rebate                 Plans & services Find a store                Activate your prepaid phone or device Trade in program                International rates ABOUT INVESTOR RELATIONS PRESS CAREERS DEUSCHE TELEKOM PUERTO RICO PRIVACY POLICY    INTEREST-BASED ADS    PRIVACY & SECURITY RESCOURCES    CONSUMER INFORMATION                PUBLIC SAFETY/611    TERMS & CONDITIONS    TERMS OF USE    ACCESSIBILTY OPEN INTERNET

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← Our Company

Our people

We are a company of approximately 51,000 diverse and amazing employees. Our ability to continue to deliver unbelievable results year over year is impossible without our employees! And we're just getting started!

At T-Mobile, we provide exceptional benefits to our employees such as:

- Medical, dental and vision benefits. We offer extremely competitive medical benefits including these special benefits:
  - Autism coverage, including Applied Behavioral Analysis services
  - Gender-affirming services, including surgery coverage, for transgender employees or their family members
  - Infertility benefits
  - Telemedicine
  - Access to personal health advocates offering independent guidance
- Tuition assistance for all full-time and part-time employees
- Employees are owners too! Annual stock grants to all full-time and part-time employees
  - A discounted Employee Stock Purchase Plan
- Many childcare benefits, including a childcare subsidy and backup childcare
- LiveMagenta: a custom-branded program for employee engagement and well-being. It includes free access for employees and family members to life coaches, financial coaches and many tools and resources for healthy living
- Employee mobile service and accessory discounts
- Paid parental leave benefits for moms and dads
- Adoption/Surrogacy benefits
- 401(k) Savings Plan
- Matching program for employee donations and volunteering
- Life insurance and short-term and long-term disability insurance
- Discounted group rates for legal, pet, auto, home and AFLAC insurance and identity protection monitoring
- Subsidies and discounts on retail items, travel, entertainment, dining and much more!

It's no secret the Un-carrier works hard, but we play hard too! In fact, Employee Recognition is everywhere and powerful here at T-Mobile! We didn't get to where we are without our employees! From online certificates to award to your colleagues and reward points to CEO-specific awards and top-performer recognition events in Vegas and Maui, we believe recognizing great talent goes a long way and we celebrate those who work hard every day to make our customers #1 and continue to change wireless for good!

And since we're Unstoppable, we also believe in providing opportunities for our employees to improve their skills and advance their careers. We do this through a variety of programs, including:

- Award-winning career and development programs for all employees at all levels
- Transparent career paths available to employees and candidates that provide realistic progression timelines, salaries and expectations
- A Customer Care organization that uses over 40 types of programs to train over 32,000 front line representatives and leaders
- A Leader-to-Executives Program that provides elite career track opportunities for select MBA students and graduates
- Training for employees with disabilities pursuant to US Department of Labor standards
- This is our 10th consecutive year as one of the World's Most Ethical Companies

Every day we celebrate diversity and inclusion – from our workplace policies, to our hallway conversations, to our six Diversity and Inclusion networks with more than 50 chapters around the country, including:

- Access for Disabilities Network
- Multicultural Network
- Multigenerational Network
- Pride & Allies Network
- Veterans and Allies Network
- Women's Leadership Network

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©2002-2018 T-MOBILE USA, INC.

Flexible plans for everyone See all available plans UNLIMITED MONTHLYUnlimited Monthly FAMILY PLANSFamily Plans PAY AS YOU GOPay as you go TABLET & HOTSPOTTablet & HotSpot On all T-Mobile plans, during congestion, the small fraction of customers using >50GB/mo. may notice reduced speeds until next bill cycle due to data prioritization. Plus taxes & fees. Unlimited data while on our network. ORDER NOW! CALL 1-844-864-8169 Getting started is easy. Step 1:Buy a phone or SIM.Buy a new device (or SIM card, if you are bringing your own device). When you receive your order, slip the SIM card into your device.Shop phonesShop SIM cards Step 2:Activate and pick a plan.Devices and SIM cards need to be activated on a plan before use. Compare plans and activate below.Compare prepaid plansActivate Bring Your Own Device Bring your own device and get LTE coverage with ZERO commitment. Start the switch by checking your device’s compatibility or call 1-844-864-8169 Get started Buy phone SIM Buy tablet SIM Compatible, unlocked GSM device and qual’g plan req’d. Coverage not available in some areas. Shop Devices Shop now Samsung Galaxy S9 plus - Lilac Purple - 64GB - Prepaid $84000 Samsung Galaxy J3 Prime - Prepaid $17500 Samsung Galaxy S9 - Lilac Purple - 64GB - Prepaid $72000 Samsung Galaxy S9 plus - Lilac Purple - 64GB - Prepaid $84000 Samsung Galaxy J3 Prime - Prepaid $17500 Alcatel A30™ TABLET 8-inch - Prepaid $14400 Alcatel LINKZONE™ 4G LTE Mobile Hotspot - Prepaid $7200 Apple® iPad 6th generation - Space Gray - 32GB - Prepaid $45999 Alcatel A30™ TABLET 8-inch - Prepaid $14400 Alcatel LINKZONE™ 4G LTE Mobile Hotspot - Prepaid $7200 Stay connected on your U.S. adventure.Check it out T-Mobile’s Nationwide 4G LTE NetworkCheck coverage Shop our best deals!Shop now Limited time offers; subject to change. Capable device required for 4G speeds. Simply Prepaid: Plus taxes and fees. $10 SIM starter kit may be required. U.S. roaming and on-network data allotments differ: $45 plan includes 50MB roaming; $55 plan includes 100MB roaming. Unlimited talk & text features for direct communications between 2 people; others (e.g., conference & chat lines, etc.) may cost extra. Features available until 30th day; if sufficient balance, services automatically renew at expiration. If balance is insufficient to renew for 120 days, account will be suspended for 30 days. If you have a balance, your plan will convert to Pay As You Go for 30 day increments with $3/mo. for 30 voice min./SMS messages. After your balance is depleted, then account is suspended. When you switch between plan options or renew a monthly plan, features or credits associated with your prior plan option will no longer be available, and you are not able to switch back to some plan options. Some plan options will not allow early renewal or permit use of features after included amounts are depleted. If you transfer your number to another carrier, account will be deactivated and no service will be available. Video streams at up to 1.5Mbps with Data Maximizer. Disable Data Maximizer at any time. Optimization may affect speed of video downloads; does not apply to video uploads. For best performance, leave any video streaming applications at their default automatic resolution setting. Domestic use only; additional charges apply for international use, where available. Partial megabytes rounded up. Full speeds available up to data allotment, including tethering; then slowed to up to 2G speeds for balance of service period. Certain uses, e.g., some speed test apps, may count against high-speed data allotment or have speeds reduced after allotment reached. Devices sold for use on T-Mobile prepaid service are to be activated on that service, not transferred for resale, modification, or export. Coverage not available in some areas. Network Management: Service may be slowed, suspended, terminated, or restricted for misuse, abnormal use, interference with our network or ability to provide quality service to other users, or significant roaming. On all T-Mobile plans, during congestion, the small fraction of customers using >50GB/mo. may notice reduced speeds until next bill cycle due to data prioritization. On-device usage is prioritized over tethering usage, which may result in higher speeds for data used on device. See T-Mobile.com/OpenInternet for details.

Our Pay Compensation summary Our executive compensation program emphasize pay from performance. These reward our officers when T-Mobiles delivers on our performance, and benefit our stockholders when these results are met. We are pleased to announce that 2017 was another year of Unstoppable performance, driving significant stockholder value and rewarding our Named Executive officers for delivering results. In additions, we made targeted individual compensation decisions in 2017 to retain and motivate key leaders, We use variable performance based compensation to design our overall compensation plans, and also use discretion to adjust the individual Named Executive Officer’s pay to reflect factors unique to each person and to align individual to our business strategies. All our basic compensation provisions: salaries, annual incentives and equity-based long-term incentives feature many of the compensation practices. Compensation discussion and analysis Our leaders & their pay CONTACT US SUPPORT T-MOBILES BUSINESS Contact information Support home @Work Check order status Device support Internet of Things View return policy Questions about your bill Get a rebate Plans & services Find a store Activate your prepaid phone Trade in program Refill your prepaid account International rates ABOUT INVESTOR RELATIONS PRESS CAREERS DEUTSCHI TELEKOM PUERTO RICO PRIVACY POLICY INTEREST-BASED ADS PRIVACY & SECURITY RESOURECES CONSUMER INFORMATION PUBLIC SAFETY/911 TERMS & CONDITIONS TERMS OF USE ACCESSIBLITY OPEN INTERNET

2018 digital proxy our board & governance our company our pay shareholders our annual meeting Home Shareholders Our shareholders Beneficial ownership Information LEARN MORE controlling shareholder and other related party information LEARN MORE Shareholder proposals Stockholder proposal for implementation of proxy access Stockholder proposal for limitation on accelerated vesting of equity awards in the event of a change of control CONTACT Conduct information Check order status View return policy Get a rebate Find a store Trade in program SUPPORT Support home Devices support Questions about your bill Plans & services Activate your prepaid phone or devices Refill your prepaid account International rates MOBILE BUSINESS @work Internal of things ABOUT INVESTOR RELATIOS PRESS CAREERS DEUTSCHE TELEKOM PUERTO RICO PRIVACY POLICY INTEREST-BASED ADS PRIVACY & SECUIRTY RESOURCE CONSUMER INFOR MATION PUBLIC SAFETY/911 TERMS & CONDITONS TERMS OF USE ACCESSIBLITY OPEN INTERNET

Our Annual Meeting 48 18 40 30 Our Annual Meeting Wednesday, June 13, 2018. 8:00AM PDT Four Seasons Hotel Seattle 99 Union Street Seattle, WA 98101 Executive summary How to vote How to attend Voting items Election of Directors The Board of Directors recommends a vote “FOR” the election to the Board of each of the nominees Ratification of Appointment of independent Registered Public Accounting Firm for 2018 Our Board of Directors recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLp as the Company’s independent registered accounting firm for fiscal year 2018 Equity incentive Plan Amendment Our Board of Directors recommends a vote “FOR” the approval of the Amendment to the T-Mobile US, Inc. 2013 Omnibus Incentive Plan Stockholder Proposal Regarding Implementation of Proxy Access Our Board of Directors recommends a vote “AGAINST” the proposal for Implementation of Proxy Access Stockholder Proposal Regarding Limitations on Accelerated Vesting of Equity Awards Our Board of Directors recommends a vote “AGAINST” the proposal for Limitations on Accelerated Vesting of Equity Awards in the Event of a Change of Control Key terms & procedures Why did I receive these materials? Who may vote at the Annual Meeting? How do proxies work? How are the votes recorded? What is the effect if I do not vote? Can I change my vote or revoke my proxy? What is required for a quorum at the Annual Meeting? Who will tabulate and count the votes? Where can I find the voting results for each proposal? Who bears the cost of the proxy solicitation? Contact Us T-Mobile US, Inc. c/o Corporate Secretary 12920 SE 38th Street Bellevue, WA 98006

Video: John Legere

Hey, everybody, thanks for coming to our digital proxy site!

We’re all about improving the customer experience, so I’m always looking to make T-Mobile more user friendly.

On this site, you can hear directly from our board of directors and members of my senior leadership team.

We will tell you how we govern this company, how we value and take care of our employees and how we work to improve our communities and manage our environmental impact.

Click on any of the tiles below to learn more about our company, our board, our pay, and our annual meeting—including everything you need to find out about how to vote and what you can vote on.

Thank you for your investment in T-Mobile and thank you for taking the time to vote!

END

Video: Kelvin R. Westbrook

[GOVERNANCE]

[KELVIN WESTBROOK Chair, Nominating and Corporate Governance Committee]

Hi, I’m Kelvin Westbrook, chair of the nominating corporate governance committee of T-Mobile’s board of directors. Thank you for being a T-Mobile shareholder. My fellow directors and employees work hard to earn and keep your trust.

[GOVERNANCE IS REAL]

Governance is real here at T-Mobile. We have a board chair that’s separate from our CEO, an additional lead director, independent committee chairs, annual director elections, and a no-nonsense board evaluation process.

As independent directors, our pay aligns our interest with yours. We receive more equity-based pay than cash. We’re also required to hold stock in amounts equal to at least five times our retainer for as long as we continue to serve you.

We don’t act like owners; we are owners.

[WE OWN IT]

Our board is not a symbolic entity. It’s a collection of impressive, vibrant, and committed people, bringing together a blend of ideas. We can draw upon those different skills and come together with something that’s much more informed, in terms of making the best decision that we can. Together we can achieve unimaginable things.

When it comes to the company’s integrity, excellence, work ethic, and commitment to teamwork, we know that the tone is set at the top.

[THE TONE IS SET AT THE TOP]

[YOU VOTE WE DELIVER] We recommend that you vote for each of our directors and vote with us on the other agenda items, so that we can continue to deliver for you, our customers, employees, and other stakeholders.

END

Video: Meet the Directors

[MEET THE T-MOBILE BOARD OF DIRECTORS]

Hi. I’m Kelvin Westbrook, chair of the Nominating Corporate Governance Committee of T-Mobile’s Board of Directors.

[BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

•	AUDIT COMMITTEE

•	CHAIR, NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

INTERESTING FACT:

Mr. Westbrook received a Juris Doctor degree from Harvard Law School.

KELVIN WESTBROOK T-Mobile Board of Directors]

Thank you for being a T-Mobile shareholder. My fellow directors and employees work hard to earn and keep your trust.

Our board is not a symbolic entity. It’s a collection of impressive, vibrant, committed people. It’s my honor to introduce you to my colleagues on the board.

[TIM HÖTTGES Chairman of the Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

Chair, EXECUTIVE COMMITTEE

INTERESTING FACTS:

Mr. Höttges is the CEO of a ~$75B telecommunications business.]

My name is Tim Höttges. I’m the chairman of T-Mobile U.S. from the early beginning.

[MICHAEL BARNES T-Mobile Board of Directors

BOARD MEMBER SINCE 2004

COMMITTEE MEMBERSHIP

•	AUDIT COMMITTEE

•	COMPENSATION COMMITTEE

INTERESTING FACTS:

Mr. Barnes has 50 years tech industry experience and extensive financial management expertise.]

My name is Mike Barnes. I’m a director on the board of T-Mobile.

[THOMAS DANNENFELDT T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

•	COMPENSATION COMMITTEE

•	EXECUTIVE COMMITTEE

INTERESTING FACTS:

Mr. Dannenfeldt has served as the Chief Financial Officer of Deutsche Telekom since 2014.]

My name is Thomas Dannenfeldt. I am at the Board of Directors of T-Mobile U.S.

[SRIKANT DATAR T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

CHAIR, AUDIT COMMITTEE

INTERESTING FACTS:

Mr. Datar is a professor of Business Administration and Senior Associate Dean for University Affairs at Harvard Business School.]

Hi. I’m Srikant Datar. I’m the chair of the Audit Committee at T-Mobile.

[LAWRENCE GUFFEY T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

•	EXECUTIVE COMMITTEE

•	COMPENSATION COMMITTEE

•	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

INTERESTING FACTS:

Mr. Guffey was made a Partner of The Blackstone Group when he was just 31 years old.]

Hi. I’m Lawrence Guffey. I’m a member of the Board of Directors of T-Mobile.

[BRUNO JACOBFEUERBORN T-Mobile Board of Directors

BOARD MEMBER SINCE 2014

COMMITTEE MEMBERSHIP

EXECUTIVE COMMITTEE

INTERESTING FACTS:

An expert on wireless networks, Mr. Jacobfeuerborn has served as Chief Technology Officer of Deutsche Telekom from February 2012 through December 2017.]

I’m Bruno Jacobfeuerborn, CTO of Deutsche Telekom and member of the board of T-Mobile U.S.

[RAPHAEL KÜBLER T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

•	EXECUTIVE COMMITTEE

•	COMPENSATION COMMITTEE

INTERESTING FACTS:

Mr. Kübler has served as Senior Vice President of the Corporate Operating Office of Deutsche Telekom since 2014.]

My name is Raphael Kübler. I’m a member of Deutsche Telekom and director of T-Mobile U.S.

[THORSTEN LANGHEIM T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

•	EXECUTIVE COMMITTEE

•	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

INTERESTING FACTS:

In addition to his extensive global telecommunications industry experience, Mr. Langheim is an M&A expert.]

I’m Thorsten Langheim, executive vice president for corporate development of Deutsche Telekom and on the board of T-Mobile U.S.

[JOHN LEGERE T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

EXECUTIVE COMMITTEE

INTERESTING FACTS:

John has 37 years’ experience in the telecommunications and technology industries.]

I’m John Legere. I’m the CEO of T-Mobile and a member of the executive committee of our Board of Directors.

[MIKE SIEVERT T-Mobile Board of Directors

BOARD MEMBER SINCE 2018

INTERESTING FACTS: Mike has extensive experience in the telecommunications and technology industries.]

I am Mike Sievert, Chief Operating Officer and a member of our Board of Directors.

[TERESA A. TAYLOR T-Mobile Board of Directors

BOARD MEMBER SINCE 2013

COMMITTEE MEMBERSHIP

CHAIR, COMPENSATION COMMITTEE

INTERESTING FACTS:

Ms. Taylor has extensive technology, media, and telecommunications industry experience.]

Hi. I’m Teresa Taylor and I’m the lead independent director at T-Mobile, as well as the chair of the Compensation Committee.

[Back to Kelvin Westbrook]

When it comes to the company’s integrity, excellence, work ethic, and commitment to teamwork, we know that that tone is set at the top. So, we want to do more than just present you with our credentials. We want you to meet us and to get to know us.

END

Video: David A. Miller

[GOVERNANCE STRUCTURE]

[DAVID MILLER EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY]

Hi, I’m Dave Miller, Executive Vice President, General Counsel and Secretary of T-Mobile.

Corporate governance at T-Mobile is designed to promote the long-term interests of our shareholders [STOCKHOLDERS’ INTEREST], strengthen the accountability [STRENGTHEN ACCOUNTABILITY] of our Board and management and help build public trust in our Company [BUILD PUBLIC TRUST].

A top priority for us is to foster a healthy boardroom dynamic that encourages meaningful and robust discussions, and informed decision-making, drawing upon on each director’s unique and diverse skills and background, all for the ultimate benefit of all of our stockholders. You may have noticed that certain aspects of our governance structure differ somewhat from most other public companies. This is due to our status as a so-called “controlled” company. [“CONTROLLED” COMPANY]

In particular, we have a very large stockholder, Deutsche Telekom. As a result of its holdings, Deutsche Telekom has the right to designate a majority of the directors on our Board. Consequently, our Board is comprised of directors from Deutsche Telekom and others who are “independent” in the traditional sense. And while we have the benefit of the insights and experience of the Deutsche Telekom board representatives, each of the key governance-focused Board committees is chaired by an independent director, and we have a lead independent director. I think it is fair to say that our governance structure is working. Since we started trading as a public company on May 1, 2013, the Company has delivered a return to stockholders of approximately 280%. [280% STOCKHOLDER RETURN]

We recognize, of course, that success is not measured solely by returns. Hand in hand with good governance, with full engagement and oversight from our Board, we are focused on building a sustainable business with robust compliance, risk management, and a strong emphasis on ethics. [COMPLIANCE][RISK MANAGEMENT][ETHICS]

We are proud of the fact that for the tenth year in a row, we were named one of the world’s most ethical companies by the Ethisphere Institute.

Thank you for taking the time to learn more about our governance structure and thank you for being a stockholder.

END

Video: John Legere

[JOHN LEGERE PRESIDENT AND CHIEF EXECUTIVE OFFICER]

Hey everyone! It’s been five years since the Un-carrier was born!

We set out to disrupt a stupid, broken, arrogant industry and change wireless for good.

And 2017 was another incredible year for T-Mobile!

We added 5.7 million total customers—that’s the fourth year in a row over 5 million!

3.6 million of those customers were branded postpaid customers, and 2.8 million were branded postpaid phone customers – both industry leading results! [73 MILLION CUSTOMERS]

We added 855 thousand branded prepaid customers this year as we continue to grow both sides of our business.

When you step back and look at the big picture, our customer base has grown by over 39 million since we started Un-carrier! Incredible!

When we laid out our strategy 5 years ago, we always said strong customer growth would lead to growth in revenue, net income, Adjusted EBITDA, and ultimately growth in net cash from operating activities and Free Cash Flow.

Well we hit records in all of these financial categories in 2017! I think it’s safe to say our strategy is working!

Of course, none of this is possible without our blazing fast network! [325M PEOPLE COVERED BY THE END OF THE YEAR]

Our network is second to none, and you don’t have to take my word for it!

OpenSignal, the gold standard in real-world network testing, confirmed what our customers already know… T-Mobile has America’s Best Unlimited Network, nearly sweeping the latest OpenSignal report and beating Verizon in every single nationwide category.

[T-MOBILE

#1 3G LATENCY

#1 3G DOWNLOAD SPEED

#1 OVERALL DOWNLOAD SPEEDS

#1 LTE AVAILABILITY

#1 4G DOWNLOAD SPEED]

[AMERICA’S BEST UNLIMITED NETWORK]

But we won’t stop!

In 2017, we acquired licenses for a nationwide average of 31 MHz of 600 MHz spectrum.

At $8 billion, this was our largest investment EVER!

And we are deploying this spectrum at a pace that is unheard of!

We’re also deploying our 600 MHz with 5G ready equipment.

So when the time comes, we can deploy 5G with a simple software upgrade. [5G THE FUTURE OF WIRELESS]

Everything we do is driven by the most passionate employees on the planet that are obsessed with providing the very best customer service.

Our people are the secret to our success and T-Mobile has a culture that values diversity, background, and lifestyle.

This is who we are, and it makes us stronger as a company!

I want to thank our employees, shareholders, and customers for another incredible year in T-Mobile’s history!

As we head into next year, I’ve never been more excited about our future and can’t wait to see everything we accomplish in 2018.

Are you with us?

[ARE YOU WITH US?]

END

Video: Jon A. Freier and Callie Field

[CUSTOMERS FIRST]

[FORNTLINE FIRST]

JON: Hi, I’m Jon Freier, Executive Vice President of T-Mobile Retail.

[JON FREIER, EXECUTIVE VICE PRESIDENT, T-MOBILE RETAIL]

At T-Mobile, we have the best frontline employees in the entire world. And based on a recent anonymous survey, 93% of our employees are “very satisfied”. [93% EMPLOYEE SATISFACTION]

We’re also proud to have been named one of Fortune’s best companies to work for. [FORTUNE 100 BEST COMPANIES TO WORK FOR]

CALLIE: Hi, I’m Callie Field, Executive Vice President of Customer Care.

[CALLIE FIELD, EXECUTIVE VICE PRESIDENT, CUSTOMER CARE]

One of the reasons our employees are happy is that they know we are passionate about their growth and development. We had more than 4,000 promotions in Care and Retail last year, [4,000+ PROMOTIONS] a year-over-year increase of 53%. [+53% INCREASE] And we embrace our diverse workforce by encouraging participation in our six Diversity and Inclusion networks across 50+ chapters.

JON: Our employees are customer obsessed, resolution focused, and completely committed to delivering an Un-carrier experience for every customer, every time. This Un-carrier experience is what differentiates T-Mobile from the other guys. We have a unique way of attracting, developing, and rewarding our team members.

Store employees first start at T-Mobile as a Mobile Associate before they can be certified as a Mobile Expert. Regardless of whether a customer walks into a Retail store or calls Customer Care, they are assisted by a T-Mobile Expert. Our focus is the customer, not the transaction.

CALLIE: We believe customers should be able to reach us however they want, whenever they want. Every customer has a market-based team dedicated to their account. [MARKET BASED TEAM]

Our Care, Retail and Engineering teams work together and are accountable to the same customer base. That’s revolutionary in wireless!

JON: This relentless dedication to delivering an Un-carrier experience is why we have the most satisfied customers in wireless. And we’re just getting started. Our vision is to be the best in the world at connecting customers to their world.

CALLIE: At T-Mobile, we put both our customers and employees first. And We. Won’t. Stop.

[WE WON’T STOP.]

END

Video: Janice V. Kapner

[COMMUNITY IMPACT AND SUSTAINABILITY]

[JANICE KAPNER, EXECUTIVE VICE PRESIDENT, COMMUNITIES & COMMUNITY ENGAGEMENT]

•	Hi, I’m Janice Kapner, Executive Vice President of Communications & Community Engagement at T-Mobile.

•	We’ve been working hard to disrupt the wireless industry on behalf of consumers and change wireless for good.

•	That also means doing good in our communities and taking steps to ensure we minimize our impact on the environment.

•	Our primary area of community focus has been investing in youth. [FOCUS ON COMMUNITY YOUTH]

•	1) A couple of years ago we launched Generation T, [GENERATION T] an initiative where we invite thousands of teens into our stores, call centers and into our network facilities nationwide to experience a ‘day in the life’ of the Un-carrier, and help them learn and prepare for careers in technology.

2) We’ve also connected over 16,000 students [16,000+ STUDENTS] by partnering with schools in low-income communities through our EmpowerED program, [EMPOWERED] investing millions of dollars each year in internet access and devices for students.

3) And…most recently, we launched a national youth contest in partnership with Ashoka – called the “Changemaker Challenge.” We are challenging teams of young people to develop innovative and sustainable solutions to problems facing their communities. [CHANGEMAKER CHALLENGE]

•	When disaster strikes, T-Mobile is also ready to respond and help rebuild communities. [RESPOND AND REBUILD]

•	During the fall of 2017, Hurricanes Maria, Harvey and Irma did catastrophic damage to communities in Texas, Florida and Puerto Rico.

•	T-Mobile teams across the country immediately mobilized to support relief and recovery efforts.

•	We also partnered with MLB and raised $2.78 million for Team Rubicon [$2.78M RAISED], a nonprofit organization that offers veterans a chance to continue their service by supporting those afflicted by disasters.

•	In addition to our community impact, we’re working to manage our environmental footprint through our sustainability strategy. [MANAGING OUR ENVIRONMENT FOOTPRINT]

•	Each year we report our progress through the Carbon Disclosure Project framework, which helps us carefully measure and manage every aspect of our environmental impact. [CARBON DISCLOSURE PROJECT]

•	We’re taking big steps—recently announcing our commitment to 100% renewable energy use by 2021. [100% RENEWABLE ENERGY]

•	We’re proud of our investments in building strong, vibrant local communities, and can’t wait to do more in 2018 and beyond!

•	And WE WON’T STOP!

[WE WON’T STOP]

END

Video: Teresa A. Taylor

[COMPENSATION]

[TERESA TAYLOR Chair, Compensation Committee]

Hi. I’m Teresa Taylor, Lead Independent Director and Chairman of the Compensation Committee of T-Mobile’s board of directors.

[WE’RE ONLY AS GOOD AS OUR PEOPLE]

At T-Mobile, we believe we’re only as good as our people. That’s why I’m here to talk to you about how we pay our employees.

T-Mobile is a company of more than 50,000 employees. We know that happy, loyal, and long-term employees are more productive, creative, and fun to be around.

We provide our employees with competitive wages and salaries, generous health retirement and other benefits, and exceptional education and training opportunities. Most importantly, we provide equity awards to nearly all employees throughout the company. [COMPENSATION COMPETITIVE WAGES HEALTH BENEFITS RETIREMENT BENEFITS EDUCATIONAL OPPORTUNITIES TRAINING OPPORTUNITIES EQUITY AWARDS] That helps our employees to think and behave like owners, because they are owners.

[BELIEF IN ACTION]

Now, let’s talk about how we pay our senior leadership. The design of our five most highly-compensated officers’ pay is actually pretty simple. First, we provide an annual salary and basic benefits; second, an annual bonus tied to how T-Mobile performs; and third, pay for performance, over longer periods of time.

[1. ANNUAL SALARY AND BASIC BENEFITS

2. PERFORMANCE-BASED BONUSES

3. PAY FOR PERFORMANCE]

The money we pay is in line with the money that companies similar to us pay.

We hope you vote with us. We also hope you talk to us. Thank you very much for your time, your investment, and the trust you have placed in me and my fellow T-Mobile board members.

END

Video: Elizabeth A. McAuliffe

[EXECUTIVE COMPENSATION]

[ELIZABETH MCAULIFFE, Executive Vice President, Human Resources]

Hi, I’m Liz McAuliffe, EVP of Human Resources at T-Mobile.

Executive compensation at T-Mobile is easy to summarize because it is simple, performance based and aligned with the interests of our stockholders. [SIMPLE] [PERFORMANCE BASED] [STOCKHOLDERS’ INTERESTS ALIGNED]

We pay competitive base salaries and benefits.

- And provide, the opportunity for additional compensation in the form of short and long-term incentives.

- We believe strongly that executive pay should align with value for our stockholders.

In fact, in 2017, over 90% of our named executive officer compensation was variable vs. fixed. [90%+ VARIABLE COMPENSATION]

When we win – our stockholders win.

T-Mobile is a company driven by innovation and the courage to be different. It’s not just our senior leaders who receive stock grants – we grant stock to nearly all of our employees.

In 2017 over 50,000 employees received a stock grant. [50,000+ EMPLOYEE STOCK GRANTS]

On top of that, almost 16,000 of our employees have chosen to purchase T-Mobile shares with their own money through our discounted employee stock purchase plan. [~16,000 EMPLOYEE STOCK PURCHASES]

This creates a culture of ownership [OWNERSHIP], alignment [ALIGNMENT] and engagement [ENGAGEMENT] through our entire employee population, and is one reason why T-Mobile was named one of Fortune’s 100 best places to work.

I’m excited about our compensation programs and hope you’re excited to explore this site and learn more about what we pay...and how and why we pay it.

END

Video: John Legere

[T-MOBILE] [JOHN LEGERE PRESIDENT & CHIEF EXECUTIVE OFFICER]

Five years ago, the Un-Carrier was launched. We went from 33 million to 73 million customers.

[73 MILLION] [T-MOBILE ONE IS NOW ALL IN]

We made history and we have changed wireless for good!

[CHANGING WIRELESS FOR GOOD] [NOW WE’RE GOING BEYOND THE SMARTPHONE] [THE MOBILE INTERNET IS THE INTERNET] [ALL CONTENT IS GOING MOBILE]

And we’re moving from a telecom company to an internet and digital experience company.

[AMERICA’S BEST UNLIMITED NETWORK]

If we do again in the next five years, what we did in these five years, I’m calling it now, we’re gonna be the #1 wireless company. This isn’t about switching. This is about joining, being loved and staying forever.

END

Video: J. Braxton Carter

[T-MOBILE] [BRAXTON CARTER CHIEF FINANCIAL OFFICER]

We hit some tremendous records during 2017 and I’m so proud of this team.

[THE BEST FUNDAMENTAL INVESTMENT IN THE WIRELESS SPACE. – JP MORGAN]

I mean, it’s incredible what’s been accomplished. We have a significant upside in value and what it translates to is incredible financial flexibility.

[5+ MILLION NET CUSTOMER ADDITIONS] [ 4 YEARS IN A ROW]

We hit outstanding records and outstanding profitability across the board.

[BEST EVER] [TOTAL REVENUES] [NET INCOME] [ADJUSTED EBITDA]

[T-MOBILE IS STILL BY FAR THE INDUSTRY’S BEST GROWTH STORY. – MOFFETTNATHANSON]

These results are a reflection of your dedication, hard work and execution and we’re gonna continue to kick ass.

END

Video: Mike Sievert

[T-MOBILE] [MIKE SIEVERT CHIEF OPERATING OFFICER]

It starts with customer experience obsession and taking what works, the un-carrier and doubling down on it. Un-carrier everywhere. It’s about segment expansion. There’s still a lot of opportunity ahead.

[THERE’S A BETTER CHOICE IN BUSINESS WIRELESS.] [T-MOBILE FOR BUSINESS]

T-Mobile for business group, achieved fully 20% of all of our post-paid net ads in this company. That was a record. [BEYOND THE SMARTPHONE]

Have you heard about our TV strategy? [LAYER3 TV A T-MOBILE COMPANY] We’re gonna go in there with a superior offer. The kind that you would rip out what you have in your house and put this in. Our network kicks everybody’s ass, but a lot of people in the world don’t know it yet.

[5G THE FUTURE OF WIRELESS] 5G is gonna change things. It’ll transform how we connect with the world around us. And our company, will be ready. We’re taking all the growth in the industry and we’re just getting started.

END

Video: Neville R. Ray

[T-MOBILE] [NEVILLE RAY CHIEF TECHNOLOGY OFFICER]

We’ve been on this journey to cover the U.S. with the best God Damn LTE on earth and now we’ve got every inch of the U.S. getting covered.

[325 MILLION TARGETED POPS IN 2018] [FASTEST 4G LTE NETWORK]

We’ve been the tip of the spear on LT technology and all those features mean we get faster and faster. We think about LTE and we think about the promise of tomorrow with 5G.

[5G] [SMART CITY TRAFFIC MANAGEMENT ADVERTISING POWER GRID PARKING UTILITIES]

We will continue to advance that experience very aggressively and at a pace that I think will shock some of our competitors but other operators too. We’re gonna provide the coverage. We can change the trajectory of this business for the next decade.

END

Video: Thomas C. Keys

[METROPCS WIRELESS FIGURED OUT.] [THOMAS KEYS PRESIDENT, METROPCS]

We’re building a brand-new team about the customer experience. This is a game changer! 2017 has been a phenomenal year. [855,000 NEW CUSTOMERS 2017 BRANDED PRE-PAID NET ADDITIONS]

We joined forces with T-Mobile. 4  1⁄2 year later, we double the size of the company.

[2X CUSTOMER GROWTH] Two times what we had. That’s pretty cool.

Today we have billions and billions of dollars of revenue. We’re a part of this thing that is historic in nature and yet has so much fun.

[METROPCS WIRELESS FIGURED OUT.]

END

T-Mobile US, Inc.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

(Unaudited)

This additional proxy material includes non-GAAP financial measures. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Descriptions of these non-GAAP financial measures and the reconciliations for the non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below.

“Adjusted EBITDA”: Earnings before interest expense, net of interest income, income tax expense, depreciation and amortization expense, non-cash stock-based compensation and certain expenses not reflective of T-Mobile’s ongoing operating performance.

Adjusted EBITDA is reconciled to net income as follows:

	Quarter								Year Ended December 31,
(in millions)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	2016	2017
Net income	$479	$225	$366	$390	$698	$581	$550	$2,707	$1,460	$4,536
Adjustments:
Interest expense	339	368	376	335	339	265	253	254	1,418	1,111
Interest expense to affiliates	79	93	76	64	100	131	167	162	312	560
Interest income (1)	(3)	(3)	(3)	(4)	(7)	(6)	(2)	(2)	(13)	(17)
Other income, net	2	3	1	—	(2)	92	(1)	(16)	6	73
Income tax expense (benefit)	272	147	232	216	(91)	353	356	(1,993)	867	(1,375)

Operating income (1)	1,168	833	1,048	1,001	1,037	1,416	1,323	1,112	4.050	4,888
Depreciation and amortization	1,552	1,575	1,568	1,548	1,564	1,519	1,416	1,485	6,243	5,984
Cost of MetroPCS business combination (2)	36	59	15	(6)	—	—	—	—	104	—
Stock-based compensation (3)	53	61	57	64	67	72	83	85	235	307
Other, net (4)	5	1	1	—	—	5	—	29	7	34

Adjusted EBITDA (1)	$2,814	$2,529	$2,689	$2,607	$2,668	$3,012	$2,822	$2,711	$10,639	$11,213

(1)	The amortized imputed discount on EIP receivables previously recognized as Interest income has been retrospectively reclassified as Other revenues. See the Effect of Change in Accounting Principle table in our Investor Factbook on Form 8-K filed on February 8, 2018 for further detail.
(2)	Beginning Q1 2017, we no longer separately present Cost of MetroPCS business combination as it is insignificant.
(3)	Stock-based compensation includes payroll tax impacts and may not agree to stock based compensation expense in the condensed consolidated financial statements.
(4)	Other, net may not agree to the Consolidated Statements of Comprehensive Income primarily due to certain non-routine operating activities, such as other special items that would not be expected to reoccur, and are therefore excluded in Adjusted EBITDA.

Adjusted EBITDA is a non-GAAP financial measure utilized by T-Mobile’s management to monitor the financial performance of our operations. T-Mobile uses Adjusted EBITDA internally as a metric to evaluate and compensate its personnel and management for their performance, and as a benchmark to evaluate T-Mobile’s operating performance in comparison to its competitors. Management believes analysts and investors use Adjusted EBITDA as a supplemental measure to evaluate overall operating performance and facilitate comparisons with other wireless communications companies because it is indicative of T-Mobile’s ongoing operating performance and trends by excluding the impact of interest expense from financing, non-cash depreciation and amortization from capital investments, non-cash stock-based compensation, network decommissioning costs as they are not indicative of T-Mobile’s ongoing operating performance and certain other nonrecurring income and expenses. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for income from operations, net income or any other measure of financial performance reported in accordance with U.S. generally accepted accounting principles (“GAAP”). In Q1 2017, we made an accounting change to include imputed interest associated with EIP receivables in Other revenues which are included in Adjusted EBITDA.

“Net Income excluding Tax Reform”: is calculated as 2017 Net Income of $4.5 billion minus the approximately $2.2 billion benefit from the Tax Cuts and Jobs Act (“Tax Reform”), resulting in Net Income excluding Tax Reform of approximately $2.3 billion.

Forward-Looking Statements

This additional proxy material includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Any statements made herein that are not statements of historical fact, including statements about T-Mobile US, Inc.‘s plans, outlook, beliefs, opinions, projections, guidance, strategy, store openings, position within the industry relative to its competitors’, deployment of spectrum and expected network modernization and other advancements, are forward-looking statements. Generally, forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggests,” “plan,” “project,” “believe,” “intend,” “estimates,” “targets,” “views,” “may,” “will,” “forecast,” “outlook,” and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: adverse economic or political conditions in the U.S. and international markets; competition, industry consolidation, and changes in the market for wireless services could negatively affect our ability to attract and retain customers; the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments, or acquisitions in the technology, media and telecommunications industry; challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; difficulties in managing growth in wireless data services, including network quality; material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance; the timing, scope and financial impact of our deployment of advanced network and business technologies; the impact on our networks and business from major technology equipment failures; breaches of our and/or our third-party vendors’ networks, information technology and data security; natural disasters, terrorist attacks or similar incidents; unfavorable outcomes of existing or future litigation; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks; any disruption or failure of our third parties’ or key suppliers’ provisioning of products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; the ability to make payments on our debt or to repay our existing indebtedness when due or to comply with the covenants contained therein; adverse change in the ratings of our debt securities or adverse conditions in the credit markets; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission, may require, which could result in an impact on earnings; changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; the possibility that the reset process under our trademark license with Deutsche Telekom AG results in changes to the royalty rates for our trademarks; and other risks described in our filings with the SEC. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.